[LOGO M F S]


MFS Government Limited Maturity Fund


[Graphics]

Learning financial basics the easy way (see page 22)

TABLE OF CONTENTS

Letter from the Chairman...................................................     1
Portfolio Manager's Overview...............................................     3
Portfolio Manager's Profile................................................     5
Fund Facts.................................................................     6
Performance Summary........................................................     6
Portfolio of Investments...................................................     9
Financial Statements.......................................................    10
Notes to Financial Statements..............................................    16
Independent Auditors' Report...............................................    21
The ABCs of Investing......................................................    22
The MFS Family of Funds(R).................................................    24
Trustees and Officers......................................................    25


-------------------------------------------------------------------------------
HIGHLIGHTS

 - FOR THE YEAR ENDED DECEMBER 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 2.98%, CLASS B SHARES 2.08%, AND CLASS C SHARES 2.12%.

 - WHILE ECONOMIC MOMENTUM EASED IN LATE SUMMER, AND U.S. TREASURY YIELDS DECLINED, MORE RECENT ECONOMIC DATA SUGGEST GROWTH HAS RETURNED TO SOMEWHAT ABOVE-TREND LEVELS.

 - THE FUND HAS A 50% POSITION IN MORTGAGE SECURITIES. WE CONTINUE TO BELIEVE THAT THIS IS AN ATTRACTIVE SECTOR, AS YIELD SPREADS REMAIN FAVORABLE, ISSUANCE PATTERNS LIGHT, AND THE LEVEL OF MORTGAGE REFINANCINGS LOW.

-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN



                              Dear Shareholders:

[LOGO PHOTOGRAPH OF           After more than six years of expansion, the U.S.
  A. KEITH BRODKIN]           economy appears headed toward another year of at
                              least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

     In the bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan late in 1996 created some uncertainty over the Federal Reserve Board's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 1%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/S/ A. KEITH BRODKIN
A. Keith Brodkin
Chairman and President

January 12, 1997

PORTFOLIO MANAGER'S OVERVIEW



[LOGO PHOTOGRAPH OF           Dear Shareholders:
 STEVEN E. NOTHERN]           Expectations in the fixed-income markets have
                              shifted over the past 12 months. Early in 1996, expectations were for continued lowering of short-term interest rates by the Federal Reserve
                              Board. Stronger economic conditions during the second quarter, however, pushed growth sharply above the Fed's long-term targeted trend rate of 2.0% to 2.5%, precluding further easing. The market responded to this above-trend growth with a sharp sell-off, as yields on two-year U.S. Treasuries moved from 5.17% on January 1, 1996 to 6.12% by the end of June. As economic momentum eased in late summer, however, market participants increasingly believed that economic growth was once again slipping to a below-trend pace, and two-year Treasury yields dropped back to the 5.60% level by the end of November. The latest economic data suggest growth has returned to somewhat above-trend levels. Unemployment remains low and consumer confidence high; with the U.S. economy now bumping up against capacity constraints, the risk is that the inflation rate could continue to inch upward. This has caused expectations to once again turn negative in the final month of the year, with rising yields reversing much of the sharp rally enjoyed by the bond markets since late summer.

     For the year, two-year Treasury yields, which stood at 5.17% on January 1, 1996, rose to 5.88% by December 31, 1996, while yields on five-year Treasuries rose from 5.39% to 6.21% over the same period. An investment in two-year Treasuries during this period would have produced a total return of 4.80%, and an investment in five-year Treasuries would have produced a total return of 2.43%.

     In this environment, Class A shares of the Fund provided a total return of 2.98%, Class B shares 2.08%, and Class C shares 2.12% for the 12 months ended December 31, 1996. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. During this same period, the Lehman Brothers One- to Five-Year Government Bond Index (the Lehman Index), a market-weighted index comprised of debt issued by the U.S. government and its agencies with remaining maturities of one to five years, returned 4.60%. The performance of the Fund lagged that of the broader market index for the year. Early in the year, we had been suspect about the economy's ability to sustain an above-trend surge, and were not positioned for the sharp sell-off caused by the cessation of Federal Reserve easing of interest rates and by the failure of federal budget negotiations in January. Also, we had not anticipated the growth slowdown later in the year, believing that the move to lower rates was unjustified based on economic fundamentals. Consequently, we maintained overall portfolio durations that were slightly short to the broader market index, detracting from relative performance during the second half of the year.

     The Fund is a short-maturity (securities with remaining maturities of five years or less)government-only fund that limits its overall interest rate sensitivity to approximately that of a three-year Treasury. (While U.S. Treasury securities fluctuate in value, they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal.) The portfolio is currently positioned for stable to rising yields in the near term, and it is 10% to 15% less sensitive to market price movements than the Lehman Index, with a focus on securities which add incremental yield to the Fund. In order to help protect principal in a rising interest rate environment, we will continue to maintain above-average cash positions.

     The portfolio currently has a 50% position in mortgage securities. We remain optimistic about the mortgage market and continue to believe that this is an attractive sector. Yield spreads remain favorable, issuance patterns light, and prepayment volatility muted given the low level of mortgage refinancing. Also, there are many potential buyers in the marketplace, especially for securities exhibiting moderate price volatility. Portfolio positions are concentrated in five- and 15-year balloon agency pass-throughs. These issues have a price sensitivity comparable to two- and three-year Treasuries, with yield advantages of 0.50% to 0.80%. Other positions represented are 30-year, high-coupon agency pass-throughs, which yield 1.10% more than three-year Treasuries, and very stable short-maturity collateralized mortgage obligations. These short issues yield 0.40% and 0.50% more than two-year Treasuries.

     Our ability to invest in both Treasury and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment. The Fund will, however, continue to adhere to its policy of avoiding any exposure to futures, option contracts, or the more volatile mortgage-derivative securities. As always, we will continue to maintain our commitment to providing competitive returns over the long term.

Respectfully,

/S/Steven E. Nothern

Steven E. Nothern
Portfolio Manager

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE

STEVEN E. NOTHERN BEGAN HIS CAREER AT MFS IN 1986 IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF MIDDLEBURY COLLEGE AND BOSTON UNIVERSITY'S GRADUATE SCHOOL OF MANAGEMENT, HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1993. IN 1992, HE BECAME PORTFOLIO MANAGER OF MFS GOVERNMENT LIMITED MATURITY FUND. MR. NOTHERN IS A CHARTERED FINANCIAL ANALYST.

NOTE TO SHAREHOLDERS: EFFECTIVE JANUARY 1, 1997, KEVIN M. CRONIN SUCCEEDS MR. NOTHERN AS PORTFOLIO MANAGER OF THE FUND. MR. CRONIN JOINED MFS IN 1993 AS A MEMBER OF THE FIXED INCOME DEPARTMENT AND IS A VICE PRESIDENT OF MFS. HE ALSO MANAGES FIXED-INCOME PORTFOLIOS FOR MFS INSTITUTIONAL ADVISORS, INC. MR. CRONIN IS A GRADUATE OF WESLEYAN UNIVERSITY AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST. MR. NOTHERN WILL CONTINUE TO MANAGE MFS GOVERNMENT SECURITIES FUND AS WELL AS THE GOVERNMENT SECURITIES PORTIONS OF THE MFS CLOSED-END FUNDS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND FACTS

STRATEGY:                THE FUND'S INVESTMENT OBJECTIVE IS TO PRESERVE
                         CAPITAL AND PROVIDE HIGH CURRENT INCOME
                         (COMPARED TO A PORTFOLIO ENTIRELY INVESTED IN
                         MONEY MARKET INSTRUMENTS).
COMMENCEMENT OF
INVESTMENT
OPERATIONS:              SEPTEMBER 26, 1988

SIZE:                    $283.8 MILLION NET ASSETS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Government Limited Maturity Fund Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 2.50% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT]
(For the Period from October 1, 1988 to December 31, 1996)

[CHART]

        MFS Government       Consumer        Lehman Brothers
       Limited Maturity    Price Index-         1-5 Year
           Class A              US        Government Bond Index

            9747              10000               10000
            9808              10126               10076
            10841             10597               11247
            11362             11244               12357
            12321             11588               13958
            13122             11921               14892
            14040             12252               15916
            13934             12580               15759
            15378             12890               17774
            15836             13353               18590

                                                                         Life of
      AVERAGE ANNUAL TOTAL RETURNS         1 Year    3 Years   5 Years    Fund+
--------------------------------------------------------------------------------
MFS Government Limited Maturity Fund
  (Class A) including 2.50% sales charge   + 0.43%   + 3.22%   + 4.62%   + 5.72%
--------------------------------------------------------------------------------
MFS Government Limited Maturity Fund
  (Class A)
  at net asset value                       + 2.98%   + 4.09%   + 5.15%   + 6.05%
--------------------------------------------------------------------------------
MFS Government Limited Maturity Fund
  (Class B)
  with CDSC                                - 1.79%   + 2.26%   + 4.19%   + 5.65%
--------------------------------------------------------------------------------
MFS Government Limited Maturity Fund
  (Class B) without CDSC                   + 2.08%   + 3.15%   + 4.51%   + 5.65%
--------------------------------------------------------------------------------
MFS Government Limited Maturity Fund
  (Class C)
  with CDSC                                + 1.15%   + 3.25%   + 4.64%   + 5.74%
--------------------------------------------------------------------------------
MFS Government Limited Maturity Fund
  (Class C) without CDSC                   + 2.12%   + 3.25%   + 4.64%   + 5.74%
--------------------------------------------------------------------------------
Average short-term U.S. government fund    + 4.35%   + 4.43%   + 4.72%   + 7.81%
--------------------------------------------------------------------------------
Lehman Brothers 1 - 5 Year Government
  Bond Index**                             + 4.59%   + 5.31%   + 5.90%   + 7.84%
--------------------------------------------------------------------------------
Consumer Price Index*++                    + 3.56%   + 2.91%   + 2.88%   + 3.56%
--------------------------------------------------------------------------------

 * The Consumer Price Index is a popular measure of change in prices.
 + For the period from the commencement of investment operations, September 26,
   1988 to December 31, 1996.
** Source: Lipper Analytical Services.
++ Source: CDA/Wiesenberger. Benchmark comparisons begin on August 1, 1988.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results, including the contingent deferred sales charge (CDSC), reflect the applicable CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on August 1, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share performance, including the CDSC, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO STRUCTURE AS OF DECEMBER 31, 1996
[PIE CHART]

U.S. Treasuries 48%
Government Agencies 45%
Mortgage Backed 4%
Other 3%


-------------------------------------------------------------------------------
    TAX FORM SUMMARY

    IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY
    REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.
-------------------------------------------------------------------------------
8

PORTFOLIO OF INVESTMENTS - December 31, 1996

Bonds - 97.1%

------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)            Value
------------------------------------------------------------------------------
U.S. Federal Agencies - 45.1%
    Federal Home Loan Mortgage Corp., 6.5s, 2001      $ 9,123     $  9,136,114
    Federal Home Loan Mortgage Corp., 7s, 2001         23,769       23,932,463
    Federal Home Loan Mortgage Corp., 7.625s, 2022      9,503        9,455,918
    Federal Home Loan Mortgage Corp., 8.5s,
      2024 - 2026                                      13,186       13,676,500
    Federal National Mortgage Assn., 7s, 2010              23           22,548
    Federal National Mortgage Assn., 7.1s, 2001         5,450        5,438,065
    Federal National Mortgage Assn., 7.5s,
      2009 - 2099                                      42,986       43,577,280
    Federal National Mortgage Assn., 8s, 2001           6,844        6,961,184
    Federal National Mortgage Assn., 8.5s,
      2001 - 2010                                      15,290       15,910,733
                                                                  ------------
                                                                  $128,110,805
------------------------------------------------------------------------------
U.S. Government Guaranteed - 52.0%
  Government National Mortgage Association - 4.1%
    GNMA, 7.5s, 2009                                  $    25     $     25,147
    GNMA, 8.5s, 2002 - 2010                             3,803        3,972,064
    GNMA, 9s, 2001 - 2007                               7,208        7,554,672
                                                                  ------------
                                                                  $ 11,551,883
------------------------------------------------------------------------------
  U.S. Treasury Obligations - 47.9%
    U.S. Treasury Notes, 8.75s, 1997                  $29,000     $ 29,693,390
    U.S. Treasury Notes, 7.75s, 1999                   33,500       35,002,140
    U.S. Treasury Notes, 9.125s, 1999                  30,900       33,019,431
    U.S. Treasury Notes, 6.125s, 2001                   5,000        4,981,250
    U.S. Treasury Notes, 6.25s, 2001                   13,000       13,012,220
    U.S. Treasury Notes, 6.625s, 2001                  20,000       20,318,800
                                                                  ------------
                                                                  $136,027,231
------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                  $147,579,114
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $277,907,948)                       $275,689,919
------------------------------------------------------------------------------
Repurchase Agreement - 2.1%
------------------------------------------------------------------------------
    Investments in repurchase agreements with
      Goldman Sachs, in a joint trading account
      ($5,784,000 par), dated 12/31/96, due
      1/01/97, total to be received by the Fund,
      $5,786,121, collateralized by various U.S.
      Treasury and federal agency obligations
      (with $65,939,000 par and valued at
      $65,464,808), at Cost                           $ 5,784     $  5,784,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $283,691,948)                 $281,473,919
Other Assets, Less Liabilities - 0.8%                                2,360,381
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $283,834,300
------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $283,691,948)             $281,473,919
  Cash                                                                   231,840
  Receivable for Fund shares sold                                        691,598
  Receivable for investments sold                                      9,205,505
  Interest receivable                                                  2,630,012
  Other assets                                                             3,330
                                                                    ------------
      Total assets                                                  $294,236,204
                                                                    ------------
Liabilities:
  Payable for Fund shares reacquired                                $    576,872
  Payable for investments purchased                                    9,131,172
  Distributions payable                                                  504,766
  Payable to affiliates -
    Distribution fee                                                      24,930
    Management fee                                                         9,286
    Shareholder servicing agent fee                                        3,682
  Accrued expenses and other liabilities                                 151,196
                                                                    ------------
      Total liabilities                                             $ 10,401,904
                                                                    ------------
Net assets                                                          $283,834,300
                                                                    ------------
Net assets consist of:
  Paid-in capital                                                   $307,166,208
  Unrealized depreciation on investments                              (2,218,029)
  Accumulated net realized loss on investments                       (21,023,868)
  Accumulated distributions in excess of net investment income           (90,011)
                                                                    ------------
      Total                                                         $283,834,300
                                                                    ============
Shares of beneficial interest outstanding                             33,770,105
                                                                    ============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $226,976,084 / 26,989,613 shares of
    beneficial interest outstanding)                                $       8.41
                                                                    ============
  Offering price per share (100/97.5 of net asset value per
    share)                                                          $       8.63
                                                                    ============
Class B shares:
  Net asset value and offering price per share
    (net assets of $34,643,156 / 4,127,694 shares of
    beneficial interest outstanding)                                $       8.39
                                                                    ============
Class C shares:
  Net asset value and offering price per share
    (net assets of $22,215,060 / 2,652,798 shares of
    beneficial interest outstanding)                                $       8.37
                                                                    ============
On sales of $100,000 or more, the offering price of Class A
shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C
shares.

See notes to financial statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 1996
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $ 21,845,689
                                                                    ------------
  Expenses -
    Management fee                                                  $  1,185,293
    Trustees' compensation                                                41,656
    Shareholder servicing agent fee (Class A)                            363,114
    Shareholder servicing agent fee (Class B)                             74,543
    Shareholder servicing agent fee (Class C)                             30,547
    Distribution and service fee (Class A)                               363,114
    Distribution and service fee (Class B)                               325,993
    Distribution and service fee (Class C)                               203,644
    Custodian fee                                                        126,148
    Postage                                                               38,351
    Auditing fees                                                         34,250
    Printing                                                              20,109
    Legal fees                                                             5,533
    Miscellaneous                                                        150,226
                                                                    ------------
      Total expenses                                                $  2,962,521
    Fees paid indirectly                                                 (43,583)
                                                                    ------------
      Net expenses                                                  $  2,918,938
                                                                    ------------
        Net investment income                                       $ 18,926,751
                                                                    ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis)                             $ (4,741,975)
  Change in unrealized depreciation                                   (6,064,184)
                                                                    ------------
    Net realized and unrealized loss on investments                 $(10,806,159)
                                                                    ------------
      Increase in net assets from operations                        $  8,120,592
                                                                    ============

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------
Year Ended December 31,                                     1996          1995
----------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                               $  18,926,751   $ 19,387,987
  Net realized loss on investments                       (4,741,975)    (3,334,299)
  Net unrealized gain (loss) on investments              (6,064,184)    11,705,046
                                                      -------------   ------------
    Increase in net assets from operations            $   8,120,592   $ 27,758,734
                                                      -------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                $ (15,042,192)  $(16,740,225)
  From net investment income (Class B)                   (1,810,243)    (1,710,513)
  From net investment income (Class C)                   (1,094,415)      (459,749)
                                                      -------------   -------------
    Total distributions declared to shareholders      $ (17,946,850)  $(18,910,487)
                                                      -------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                    $  92,855,987   $ 98,891,174
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                     11,747,911     12,202,052
  Cost of shares reacquired                            (111,021,792)  (104,337,806)
                                                      -------------   ------------
    Increase (decrease) in net assets from Fund
      share transactions                              $  (6,417,894)  $  6,755,420
                                                      -------------   ------------
      Total increase (decrease) in net assets         $ (16,244,152)  $ 15,603,667
Net assets:
  At beginning of period                                300,078,452    284,474,785
                                                      -------------   ------------
  At end of period (including accumulated
    distributions in excess of net investment income
    of $90,011 and $213,793, respectively)            $ 283,834,300   $300,078,452
                                                      =============   ============

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------
Year Ended December 31,    1996       1995       1994       1993       1992       1991
----------------------------------------------------------------------------------------
                         Class A
----------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset
  value - beginning of
  period                 $   8.68   $   8.42   $   8.99   $   8.98   $   9.06   $   9.09
                         --------   --------   --------   --------   --------   --------
Income from investment
  operations# -
  Net investment income  $   0.56   $   0.59   $   0.54   $   0.52   $   0.49   $   0.52
  Net realized and
    unrealized gain
    (loss) on
    investments             (0.30)      0.25      (0.61)      0.10       0.07       0.21
                         --------   --------   --------   --------   --------   --------
      Total from
        investment
        operations       $   0.26   $   0.84   $  (0.07)  $   0.62   $   0.56   $   0.73
                         --------   --------   --------   --------   --------   --------
Less distributions
  declared to
  shareholders -
  From net investment
    income               $  (0.53)  $  (0.58)  $  (0.50)  $  (0.51)  $  (0.45)  $  (0.49)
  From net realized gain
    on investments            --         --         --       (0.10)     (0.14)        --
  From paid-in capital        --         --         --          --      (0.05)     (0.27)
                         --------   --------   --------   --------   --------   --------
      Total
        distributions
        declared to
        shareholders     $  (0.53)  $  (0.58)  $  (0.50)  $  (0.61)  $  (0.64)  $  (0.76)
                         --------   --------   --------   --------   --------   --------
Net asset value - end of
  period                 $   8.41   $   8.68   $   8.42   $   8.99   $   8.98   $   9.06
                         --------   --------   --------   --------   --------   --------
Total return++               2.98%     10.36%     (0.76)%     7.00%      6.51%      8.44%
Ratios (to average net
  assets)/Supplemental
  data:
  Expenses##                 0.84%      0.88%      0.89%      1.14%      1.38%      1.33%
  Net investment income      6.55%      6.91%      6.28%      5.62%      5.50%      5.89%
Portfolio turnover            301%       447%       328%       247%       391%     1,256%
Net assets at end of
  period (000 omitted)   $226,976   $248,955   $257,154   $345,597   $296,788   $365,644

  ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   # Per share data for periods subsequent to December 31, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------
                                                     Year Ended
                                 Year Ended         February 28,         Year Ended
                                December 31,    --------------------    December 31,
                                  1990sec.        1990       1989*          1996
------------------------------------------------------------------------------------
                                   Class A                                 Class B
------------------------------------------------------------------------------------
Per share data (for a share
outstanding throughout each
period):
Net asset value - beginning of
  period                          $   9.33      $   9.51    $   9.63      $   8.67
                                  --------      --------    --------      --------
Income from investment
  operations# -
  Net investment income           $   0.53      $   0.69    $   0.23      $   0.47
  Net realized and unrealized
    gain (loss) on investments          --          0.10       (0.11)        (0.30)
                                   -------      --------    --------      --------
      Total from investment
        operations                $   0.53      $   0.79    $   0.12      $   0.17
                                  --------      --------    --------      --------
Less distributions declared to
  shareholders -
  From net investment income      $  (0.48)     $  (0.67)   $  (0.17)     $  (0.45)
  From net realized gain on
    investments                         --         (0.14)      (0.02)           --
  From paid-in capital               (0.29)        (0.16)      (0.05)           --
                                  --------      --------    --------      --------
      Total distributions
        declared to
        shareholders              $  (0.77)     $  (0.97)   $  (0.24)     $  (0.45)
                                  --------      --------    --------      --------
Net asset value - end of
  period                          $   9.09      $   9.33    $   9.51      $   8.39
                                  --------      --------    --------      --------
Total return++                        7.39%+        8.43%       3.02%+        2.08%
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                          1.40%+        1.43%       1.41%+        1.72%
  Net investment income               7.01%+        7.16%       6.97%+        5.67%
Portfolio turnover                     845%          615%        170%          301%
Net assets at end of period
  (000 omitted)                   $427,849      $350,011    $117,584      $ 34,643

sec. For the 10 months ended December 31, 1990.
   * For the period from the commencement of investment operations, September 26, 1988 to February 28, 1989.
   + Annualized.
  ++ Total returns for Class A shares do not include the applicable sales charge.
     If the charge had been included, the results would have been lower.
   # Per share data for periods subsequent to December 31, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

-------------------------------------------------------------------------------

  Year Ended December 31,    1995       1994      1993**      1996      1995     1994***
  ---------------------------------------------------------------------------------------

                            Class B                         Class C
  ---------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                 $  8.41   $   8.98   $   9.17   $   8.65   $  8.39   $   8.62
                            -------    -------    -------    -------   -------     ------
Income from investment
  operations# -
  Net investment income     $  0.51   $   0.47   $   0.12   $   0.48   $  0.51   $   0.17
  Net realized and
    unrealized gain (loss)
    on investments             0.25      (0.62)     (0.17)     (0.30)     0.25      (0.20)
                            -------    -------    -------    -------   -------     ------
      Total from investment
        operations          $  0.76   $  (0.15)  $  (0.05)  $   0.18   $  0.76   $  (0.03)
                            -------    -------    -------    -------   -------     ------
Less distributions declared
  to shareholders -
  From net investment
    income                  $ (0.50)  $  (0.42)  $  (0.11)  $  (0.46)  $ (0.50)  $  (0.20)
  From net realized gain on
    investments               --         --         (0.03)     --        --         --
                            -------    -------    -------    -------   -------     ------
      Total distributions
        declared to
        shareholders        $ (0.50)  $  (0.42)  $  (0.14)  $  (0.46)  $ (0.50)  $  (0.20)
                            -------    -------    -------    -------   -------     ------
Net asset value - end of
  period                    $  8.67   $   8.41   $   8.98   $   8.37   $  8.65   $   8.39
                            -------    -------    -------    -------   -------     ------
Total return                  9.31%    (1.65)%    (1.54)%+     2.12%     9.33%    (0.33)%++
Ratios (to average net
  assets)/Supplemental
  data:
  Expenses##                  1.74%      1.79%      1.83%+     1.69%     1.73%      1.62%+
  Net investment income       6.02%      5.42%      4.58%+     5.68%     5.87%      6.10%
Portfolio turnover             447%       328%       247%       301%      447%       328%
Net assets at end of period
  (000 omitted)             $33,759   $ 23,918   $ 11,268   $ 22,215   $17,365   $  3,403
  **  For the period from the commencement of offering of Class B shares, September
      7, 1993 to December 31, 1993.
 ***  For the period from the commencement of offering of Class C shares, August 1,
      1994 to December 31, 1994.
   +  Annualized.
  ++  Not annualized.
   #  Per share data for periods subsequent to December 31, 1993 is based on average shares outstanding.
  ##  For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Limited Maturity Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when-issued" or "forward-delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $856,119 was reclassified from accumulated net realized loss on investments to accumulated distributions in excess of net investment income due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $20,968,145, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2002 ($14,381,215), December 31, 2003 ($2,302,419)
and December 31, 2004 ($4,284,511).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.40% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,181 for the year ended December 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $27,345 for the year ended December 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for an indefinite period) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $13,230 for the year ended December 31, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended December 31, 1996 were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a monthly distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,814 and $127 for Class B and Class C shares, respectively, for the year ended December 31, 1996. Fees incurred under the distribution plans during the year ended December 31, 1996 were 0.96% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

A contingent deferred sales charge is imposed on shareholder redemption of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1996 were $6,765, $131,522 and $2,718 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                        PURCHASES         SALES
----------------------------------------------------------------------------------
U.S. government securities                             $835,900,576    $849,500,403
                                                       ============    ============

The cost and unrealized depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                         $283,758,452
                                                                       ============
Gross unrealized depreciation                                          $ (2,457,322)
Gross unrealized appreciation                                               172,789
                                                                       ------------
    Net unrealized depreciation                                        $ (2,284,533)
                                                                       ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                Year Ended December 31,       Year Ended December 31,
                                         1996                          1995
                              ---------------------------   ---------------------------
                                Shares          Amount        Shares          Amount
---------------------------------------------------------------------------------------
Shares sold                    5,719,260     $ 48,727,419    6,429,099     $ 55,071,853
Shares issued to
  shareholders in
  reinvestment of
  distributions                1,141,768        9,677,959    1,254,515       10,748,996
Shares reacquired             (8,536,403)     (72,327,666)  (9,556,148)     (81,707,574)
                              ----------     ------------   ----------     ------------
    Net decrease              (1,675,375)    $(13,922,288)  (1,872,534)    $(15,886,725)
                              ==========     ============   ==========     ============

Class B Shares

                                Year Ended December 31,       Year Ended December 31,
                                         1996                          1995
                              ---------------------------   ---------------------------
                                Shares          Amount        Shares          Amount
---------------------------------------------------------------------------------------
Shares sold                    2,611,809     $ 22,099,165    2,787,579     $ 23,805,586
Shares issued to
  shareholders in
  reinvestment of
  distributions                  135,194        1,143,275      123,565        1,057,296
Shares reacquired             (2,513,098)     (21,287,379)  (1,862,226)     (15,909,193)
                              ----------     ------------   ----------     ------------
    Net increase                 233,905     $  1,955,061    1,048,918     $  8,953,689
                              ==========     ============   ==========     ============

Class C Shares

                                Year Ended December 31,       Year Ended December 31,
                                         1996                          1995
                              ---------------------------   ---------------------------
                                Shares          Amount        Shares          Amount
---------------------------------------------------------------------------------------
Shares sold                    2,592,106     $ 22,029,403    2,341,030     $ 20,013,735
Shares issued to
  shareholders in
  reinvestment of
  distributions                  109,719          926,677       46,197          395,760
Shares reacquired             (2,056,120)     (17,406,747)    (785,621)      (6,721,039)
                              ----------     ------------    ---------     ------------
    Net increase                 645,705     $  5,549,333    1,601,606     $ 13,688,456
                              ==========     ============   ==========     ============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS, or an affiliate of MFS, in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the acquisition of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1996 was $3,108.

20

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Government Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Government Limited Maturity Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the periods prior to the year ended December 31, 1994 indicated herein, were audited by other auditors whose report dated January 19, 1994 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Limited Maturity Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                      /S/Ernst & Young LLP
February 3, 1997

    ---------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

Introducing a quick and easy way to learn some financial basics:


                             THE ABCs OF INVESTING

                      part of MFS(R) Heritage Planning(SM)

                       [Picture of children with blocks]


This series of brief messages provides an overview of investment topics, including:

* Dollar-cost Averaging: a simple method of investing that could work for anyone

*  Interest Rate Changes: What every fixed-income investor should know

*  Lump-sum Rollovers: how to handle a windfall

*  Professional Financial Advisers: why even smart investors may need one

* Straw into Gold: tips for weaving small lifestyle changes into dollars to invest

*  Weathering Market Downturns: how to maintain perspective

*  Basic Steps Smart Investors Take Automatically

The series will include messages on other topics as they become available.

You can read through each topic quickly -- in five minutes at most. Of course, these materials are not designed to turn you into an expert. Your financial adviser can provide more information on any of the ABC subjects. A conversation with your adviser might also provide an opportune occasion to review your portfolio and to assess your present and future financial needs.

To request your free copy of THE ABCS OF INVESTING series, call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

As part of MFS Heritage Planning, your adviser has access to a wide range of MFS materials he or she would be happy to share with you on topics related to the intergenerational concerns of people today. These include financing college tuition and a secure retirement, eldercare, tax-smart gifting strategies, estate and health care planning, and other issues.

It's Easy to Contact Us

[LOGO]
MFS AUTOMATED INFORMATION

  ACCOUNT INFORMATION:
  Call 1-800-MFS-TALK (1-800-637-8255)
  anytime.

  INVESTMENT OUTLOOK:
  Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[LOGO]
MFS PERSONAL SERVICE

  ACCOUNT SERVICE/LITERATURE:
  Call 1-800-225-2606 any business day
  from 8 a.m. to 8 p.m. Eastern time.

  PRODUCT INFORMATION:
  Call 1-800-637-2929 any business day
  from 9 a.m. to 5 p.m. Eastern time.

  IRA SERVICE:
  Call 1-800-637-1255 any business day
  from 9 a.m. to 5 p.m. Eastern time.

  SERVICE FOR THE HEARING-IMPAIRED:
  Call 1-800-637-6576 any business day
  from 9 a.m. to 5 p.m. Eastern time (TDD required).

[LOGO]
MFS ADDRESSES

  MFS Service Center, Inc.
  P.O. Box 2281
  Boston, MA 02107-9906

  WORLD WIDE WEB:
  www.mfs.com

THE MFS FAMILY OF FUNDS(R)
AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.


STOCK
-------------------------------------------------------------------
Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS(R) Capital Growth Fund

MFS(R) Emerging Growth Fund

MFS(R) Gold & Natural Resources Fund

MFS(R) Growth Opportunities Fund

MFS(R) Managed Sectors Fund

MFS(R) OTC Fund

MFS(R) Research Fund

MFS(R) Research Growth and Income Fund

MFS(R) Value Fund


STOCK AND BOND
-------------------------------------------------------------------
MFS(R) Total Return Fund

MFS(R) Utilities Fund


BOND
-------------------------------------------------------------------
MFS(R) Bond Fund

MFS(R) Government Mortgage Fund

MFS(R) Government Securities Fund

MFS(R) High Income Fund

MFS(R) Intermediate Income Fund

MFS(R) Strategic Income Fund


LIMITED MATURITY BOND
-------------------------------------------------------------------
MFS(R) Government Limited Maturity Fund

MFS(R) Limited Maturity Fund

MFS(R) Municipal Limited Maturity Fund

WORLD
-------------------------------------------------------------------
MFS(R)/Foreign & Colonial Emerging Markets
  Equity Fund

MFS(R)/Foreign & Colonial International
  Growth Fund

MFS(R)/Foreign & Colonial International
  Growth and Income Fund

MFS(R) World Asset Allocation Fundsm

MFS(R) World Equity Fund

MFS(R) World Governments Fund

MFS(R) World Growth Fund

MFS(R) World Total Return Fund


NATIONAL TAX-FREE BOND
-------------------------------------------------------------------
MFS(R) Municipal Bond Fund

MFS(R) Municipal High Income Fund

MFS(R) Municipal Income Fund


STATE TAX-FREE BOND
-------------------------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia, Maryland,

Massachusetts, Mississippi, New York, North Carolina, Pennsylvania,

South Carolina, Tennessee, Virginia,

West Virginia


MONEY MARKET
-------------------------------------------------------------------
MFS(R) Cash Reserve Fund

MFS(R) Government Money Market Fund

MFS(R) Money Market Fund



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MFS[REGISTRATION MARK] GOVERNMENT LIMITED MATURITY FUND

TRUSTEES
A. Keith Brodkin* - Chairman and President

RICHARD B. BAILEY* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

MARSHALL N. COHAN - Private Investor

LAWRENCE H. COHN, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

THE HON. SIR J. DAVID GIBBONS, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

ABBY M. O'NEILL - Private Investor; Director, Rockefeller Financial Services, Inc. (investment advisers)

WALTER E. ROBB, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

ARNOLD D. SCOTT* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

JEFFREY L. SHAMES* - President and Director, Massachusetts Financial Services Company

J. DALE SHERRATT - President, Insight Resources, Inc. (acquisition planning specialists)

WARD SMITH - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
STEVEN E. NOTHERN*

TREASURER
W. THOMAS LONDON*

ASSISTANT TREASURER
JAMES O. YOST*

SECRETARY
STEPHEN E. CAVAN*

ASSISTANT SECRETARY
JAMES R. BORDEWICK, JR.*

* Affiliated with the Investment Adviser


CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Ernst & Young LLP

INVESTOR INFORMATION
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB
www.mfs.com

[DALBAR #1 LOGO] For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."


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[Set horizontally on page]

MFS(R) GOVERNMENT LIMITED MATURITY FUND  [DALBAR #1 Logo]
                                                                BULK RATE
500 Boylston Street                                             U.S. POSTAGE
Boston, MA 02116                                                PAID
                                                                PERMIT #55638
[MFS(SM) Logo]                                                  BOSTON, MA
INVESTMENT MANGEMENT

WE INVENTED THE MUTUAL FUND(TM)



(C) 1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116


                                                     MGL-2 2/97/20M  28/228/328
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  MFS(R) GOVERNMENT LIMITED MATURITY     [DALBAR LOGO]
  FUND                                                     ---------------------
  500 Boylston Street                                      BULK RATE
  Boston, MA 02116                                         U.S. POSTAGE
  LOGO                                                     PAID
                                                           PERMIT #55638
                                                           BOSTON, MA
                                                           ---------------------


(C)1997 MFS Fund Distributors, Inc.,                   MGL-2 2/97/20M 28/228/328
   500 Boylston Street, Boston, MA 02116